LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Lincoln S&P 500 Buffer Fund Nov

Lincoln S&P 500 Ultra Buffer Fund Nov

(the “Funds”)

Supplement Dated November 14, 2022

to each Fund’s Prospectus and Summary Prospectus dated May 1, 2022

This Supplement provides certain information about the Funds. You may obtain a copy of each Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or Summary Prospectus.

As described in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in each Fund for an Outcome Period. Each Fund’s next Outcome Period is the one-year period November 18, 2022 to November 17, 2023. The Outcomes for the Funds are based upon the S&P 500 Price Return Index. As of November 10, 2022, each Fund’s Cap is estimated to fall within the range set forth below:

FUND NAME	ESTIMATED CAP RANGE

Lincoln S&P 500 Buffer Fund Nov	21.89% to 25.57% before Fund expenses (21.19% to 24.87% after Fund expenses for Standard Class) (20.84% to 24.52% after Fund expenses for Service Class)

Lincoln S&P 500 Ultra Buffer Fund Nov	14.77% to 17.44% before Fund expenses (14.07% to 16.74% after Fund expenses for Standard Class) (13.72% to 16.39% after Fund expenses for Service Class)

Each Fund’s actual Cap will be determined on the first day of an Outcome Period. A supplement to each Fund’s Prospectus will be filed on or about the start date of the next Outcome Period to provide each Fund’s actual Cap information.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR IMPORTANT RECORDS